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                                                                    Exhibit 10-8

                                    AGREEMENT


         This Agreement dated as of July 31, 2001 (the "Agreement"), among Lexington Precision Corporation, a Delaware corporation ("LPC"), Lexington Rubber Group, Inc., a Delaware corporation formerly known as Lexington Components, Inc. ("LRG"; LPC and LRG are referred to individually as "Borrower" and collectively as the "Borrowers"), and Bank One, NA (formerly known as Bank One, Akron, NA) ("Lender").

         WHEREAS, Lender and each of the Borrowers have entered into a certain Credit Facility and Security Agreement dated as of January 31, 1997, including Rider A thereto (as amended and as the same may from time to time be further amended, restated and otherwise modified, the "Credit Agreement").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. WAIVER. Subject to paragraph 2 hereof, the Lender hereby waives, until November 1, 2001, any Default or Event of Default under the Credit Agreement resulting solely from the failure of LPC to pay any principal or interest due on February 1, 2000, May 1, 2000, August 1, 2000, November 1, 2000, February 1, 2001, May 1,2001, or August 1, 2001, in respect of (a) LPC's 14% Junior Subordinated Notes due May 1, 2001, (b) LPC's Junior Subordinated Convertible Increasing Rate Notes due May 1, 2000, and/or (c) LPC's 12 3/4% Senior Subordinated Notes due February 1, 2000 (the indebtedness referred to in clauses (a), (b), and (c) is referred to herein as the "Other Indebtedness").

         2. RESCISSION OF WAIVERS. The foregoing waivers shall be automatically rescinded, without notice to LPC or LRG, in the event that the holder of any Other Indebtedness or trustee in respect thereof seeks to accelerate the maturity of any such Other Indebtedness or to enforce or exercise any remedies in respect thereto.

         3. EFFECTIVE DATE. This Agreement shall be deemed effective as of July 31, 2001.

         4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant to Lender that (a) Borrowers have the legal power and authority to execute and deliver this Agreement; (b) the officers executing this Agreement have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument, or document binding upon or enforceable against Borrowers; (d) except as referenced in Section 1 hereof, no Default or Event of Default exists under the Credit Agreement or any other Credit Document, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) Borrowers are not aware of any claim of offset against, or defense or counterclaim to, any of Borrowers' obligations under the Credit Agreement or any other Credit Document; and (f) this Agreement constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally.


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         5. WAIVER OF CLAIMS. In consideration of this Agreement, each Borrower hereby waives and releases Lender and its directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and having consulted legal counsel with respect thereto.

         6. NO FURTHER WAIVER. This Agreement (a) is a Credit Document pursuant to the Credit Agreement; (b) is not intended to, nor shall it, establish any course of dealing between Borrowers and Lender that is inconsistent with the express terms of the Credit Agreement; and (c) shall not operate as a waiver of any other right, power or remedy of Lender under the Credit Agreement or constitute a continuing waiver of any kind. The waiver requested by Borrowers and granted by Lender hereunder relates solely to the violations specifically set forth in Section 1 of this Agreement for the time periods specifically delineated. No further waiver has been requested or granted. Lender is under no obligation to waive, or forbear with respect to, any future Default or Event of Default of any type under the Credit Agreement or any other Credit Document. LPC and LRG acknowledge that Lender may decline to grant any other or further waivers with respect to the subject matter hereof or any other matters, regardless of whether or not there occurs any change of circumstances relating to LPC and/or LRG. Except as set forth herein, all terms and provisions of the Credit Agreement and other Credit Documents among Lender, LPC and LRG shall remain in full force and effect. Except as set forth herein, all terms and provisions of the Credit Agreement and other Credit Documents among Lender, LPC and LRG shall remain in full force and effect.

         7. GENERAL PROVISIONS.

            (a) DEFINED TERMS. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Loan Documents.

            (b) COUNTERPARTS. This Agreement may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be signed by facsimile transmission of the relevant signature pages hereof.

            (c) GOVERNING LAW. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

            (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

            (e) HEADINGS. The paragraph headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         8. JURY TRIAL WAIVER. LENDER AND EACH BORROWER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWERS AND LENDER, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS


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RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFEECT, WAIVE, LIMIT, AMEND OR
MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY PROVISION CONTAINED
IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS AND LENDER, OR ANY THEREOF.

         IN WITNESS WHEREOF, each Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first written above.

                               LEXINGTON PRECISION CORPORATION



                               By:      Warren Delano
                                        ----------------------------------------
                               Name:    Warren Delano
                                        ----------------------------------------
                               Title:   President
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                               LEXINGTON RUBBER GROUP, INC.



                               By:      Warren Delano
                                        ----------------------------------------
                               Name:    Warren Delano
                                        ----------------------------------------
                               Title:   President
                                        ----------------------------------------





                               BANK ONE, NA



                               By:      Joseph E. Manley
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                               Name:    Joseph E. Manley
                                        ----------------------------------------
                               Title:   First Vice President
                                        ----------------------------------------